THE ALGER PORTFOLIOS

Supplement Dated December 14, 2017

to Current Prospectus, Summary Prospectus and Statement of Additional Information of

Alger Growth & Income Portfolio

As Supplemented To Date

The Board of Trustees of the Portfolio has approved an amendment to the Portfolio’s Investment Advisory Agreement, reducing the investment advisory fee that the Portfolio pays to Fred Alger Management, Inc., the Portfolio’s investment manager. Effective January 1, 2018, the Portfolio’s management fee will be reduced to an annual rate of 0.50% of the average daily net assets of the Portfolio from an annual rate of 0.585% of the average daily net assets of the Fund.

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